UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2013


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (866) 926-6427
           (Issuer's telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 1, 2013, we issued a $166,000 12% secured convertible debenture to WHC Capital, LLC (the "Debenture"). The Debenture matures on August 1, 2014. Interest on the Debenture is payable in cash upon maturity. If we fail to repay the Debenture with interest upon maturity, the interest rate increases to 22%. All or any portion of the amounts due under the Debenture may be converted at any time at the option of WHC Capital, LLC into shares of our common stock at a conversion price equal to 60% of the lowest intra-day trading price of our common stock for the ten trading days immediately preceding the conversion date. The Debenture requires us to register 300% of the principal amount of the shares into which the Debenture may be converted. Therefore, we are preparing a registration statement to register 48,823,528 shares of our common stock ($166,000 principal at 60% of $0.017 price on August 7, 2013 equals 16,274,510 shares multiplied by 300% total 48,823,529 shares). The registration will also include any shares that may be converted which comprise interest on the principal. If this registration is not declared effective by the SEC by December 9, 2013, the principal amount of the Debenture will be increased to 140% ($232,400) and that certain number of shares subject to conversion upon that larger amount are also being registered pursuant to the Debenture.

In addition, Benny Powell, our Chief Executive Officer, President, Chief Financial Officer, Secretary, and Director, pledged 35,000,000 shares of his common stock to secure the Debenture.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See description of the Debenture above. The Debenture was issued to WHC Capital, LLC pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933. WHC Capital, LLC represented to us that it is an accredited investor and had adequate information about us as well the opportunity to ask questions and receive responses from our management.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Date: August 19, 2013                     /s/ Benny Powell
                                          --------------------------------------
                                     By:  Benny Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary


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